                                                                 EXHIBIT 10.26

REF 67X                                                                                                                       67X
 _________________________________________________________________________________________________________________________________
|                                                                                                           |   1.                |
|                             AWARD/CONTRACT                                                                |   PAGE 1   OF  61   |
|___________________________________________________________________________________________________________|____________________ |
|                                 |                    |                                              |                           |
| 2. PROC INSTRUMENT ID NO. (PIIN)| 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.  | 5. CERTIFIED FOR NATIONAL |
|                                 |                    |                                              | DEFENSE                   |
|      F19628-96-C-0015           |    96MAR29         |                                              | UNDER BDC    DO-A7        |
|                                 |                    |                                              | REG 2/DMS REG 1 RATING    |
|_________________________________|____________________|______________________________________________|___________________________|
|                                                              |                                                                  |
| 6. ISSUED BY                       CODE    FA8709            |  7. ADMINISTERED BY (IF OTHER THAN BLOCK 7)     CODE   S0514A    |
|                                                              |                                                                  |
| ELECTRONIC SYSTEMS CENTER/MCK                                |  DCMAO San Diego                                                 |
| AIR FORCE MATERIEL COMMAND, USAF                             |  7675 Dagget St., Suite 200                                      |
| 50 GRIFFISS STREET                                           |  San Diego, CA 92111-2241                                        |
| HANSCOM AFB, MA 01731-1620                                   |                                                                  |
| PROGRAM: UHF DAMA 25KHZ NCS (SBIR III)                       |                                                                  |
| BUYER: PRISCILLA A. BUSA, ESC/MCK                            |                                                                  |
|    (617) 271-6370                                            |  PAS: NONE                                                       |
|______________________________________________________________|_________________________________________________________________ |
|                                                                       |                                                         |
| 8.  CONTRACTOR               CODE  47358     FACILITY                 | 9. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE           |
|     NAME AND ADDRESS                         CODE                     |    SPECIFIED) TO ADDRESS SHOWN IN                       |
|                                                                       |                                                         |
| VIASAT INCORPORATED                            F"9" FOR               |_________________________________________________________|
| 2290 COSMOS COURT.                             MULTIPLE               |                                                         |
| (SAN DIEGO COUNTY)                             FACILITIES             | 10. DISCOUNT FOR PROMPT PAYMENT                         |
| CARLSBAD, CA 92009-1585                        SEE SECT "G"           |                                       NET               |
|                                                                       |  1   N      %         DAYS                      DAYS    |
|                                                                       | ST                                                      |
|                                                                       |                                       OTHER             |
|                                                                       |  2          %         DAYS                      F"9"    |
|                                                                       | ND                                              SEE     |
|                                                                       |                                                 SEC     |
|                                                                       |  3          %         DAYS                      "B"     |
|                                                                       | PD                                                      |
|_______________________________________________________________________|_________________________________________________________|
|                                  |                           |                                                                  |
| 11. AUTHORIZED RATE              | 12. CONTRACT PERCENT FEE  | 13. PAYMENT WILL BE MADE BY                                      |
|     A. PROGRESS PAY  B. RECOUP   |                           |                                                       F "9" FOR  |
|        90.00   %     90.00  %    |            %              |                                  CODE SC 1006          MULTIPLE  |
|_________________________________ |__________________________ |                                                      DISBURSING  |
|                                       |                      | DFAS-Columbus Center                                    OFFICES, |
| 14. PURCHASE OFFICE POINT OF CONTACT  | 15. SVC/AGENCY USE   | DFAS-CO/Santa Ana Division                          SEE SECT "G" |
|            HCF/H47/HLB                |                      | P.O. BOX 182381                                                  |
|_______________________________________|______________________| COLUMBUS, OH 43218-2381                                          |
|                         |                                    |                                                                  |
| 16. TYPE CONTRACTOR     | 17. SECURITY                       |                                                                  |
|          B              |  A. CLASS   B. DATE OF DD 254      |                                                                  |
|                         |      S           95 Nov 14         |                                                                  |
|_________________________|____________________________________|__________________________________________________________________|
|                                                            |                 |                 |           |                    |
| 18. CONTRACT ADMINISTRATION DATA                           | 19. (RESERVED)  | 20. DATE SIGNED | 21. SURV  | 22. TOTAL AMOUNT   |
|        B. CONTRACT                                E. CONT  |                 |                 |     CRIT  |                    |
| A. FAST            C. ABSTRACT RECIP  D. SPL CONT   ADMIN  |                 |                 |           |                    |
| PAY (1)KIND  (2)TYPE    ADP POINT     PROVISIONS  FUNC LMT |                 |                 |           |                    |
|        3       9                                           |                 |                 |      C    |   $10,992,482.00   |
|____________________________________________________________|_________________|_________________|___________|____________________|
|                                                                                                                                 |
| 23. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION                                  ($10,692,482.00 Funded)           |
|                              ___                                                 ___                                            |
|                             |___| PURSUANT TO 10 USC 2304(C): (        ) :      |___| 41 USC 253(C)  (        )                 |
|________________________________________________________________________________________________________________________________ |
|                                                                                                                                 |
| 24.                   TABLE OF CONTENTS (The following sections marked "X" are contained in the contract)                       |
|_________________________________________________________________________________________________________________________________|
|     |      |                                        |         |      |      |                                         |         |
| (X) |  SEC |           DESCRIPTION                  | PAGE(S) | (X)  |  SEC |           DESCRIPTION                   | PAGE(S) |
|_____|______|________________________________________|_________|______|______|_________________________________________|_________|
|                                                               |                                                                 |
|                PART I - THE SCHEDULE                          |                   PART II - CONTRACT CLAUSES                    |
|_______________________________________________________________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                          |        |
|  X  |  A   | SOLICITATION/CONTRACT FORM              |   1    |   X  |   I  |  CONTRACT CLAUSES                        |   37   |
|_____|______|_________________________________________|________|______|______|__________________________________________|________|
|     |      |                                         |        |                                                                 |
|  X  |  B   | SUPPLIES OR SERVICES AND PRICES/COSTS   |   2    |  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH        |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  C   | DESCRIPTION/SPECS/WORK STATEMENT        |  17    |   X  |   J  |  LIST OF ATTACHMENTS                      |  60   |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |                                                                 |
|  X  |  D   | PACKAGING AND MARKING                   |  19    |  PART IV - REPRESENTATIONS AND INSTRUCTIONS                     |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  E   | INSPECTION AND ACCEPTANCE               |  20    |      |      |                                           |       |
|_____|______|_________________________________________|________|   *  |   K  |  REPRESENTATIONS, CERTIFICATIONS AND      |       |
|     |      |                                         |        |      |      |  OTHER STATEMENTS OF OFFERORS             |       |
|  X  |  F   | DELIVERIES OR PERFORMANCE               |  24    |      |      |                                           |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  G   | CONTRACT ADMINISTRATION DATA            |  29    |      |   L  |  INSTRS., CONDS., AND NOTICES TO OFFER    |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  H   | SPECIAL CONTRACT REQUIREMENTS           |  32    |      |   M  |  EVALUATION FACTORS FOR AWARD             |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|     |      |                                         |        |      |      |                                           |       |
|     |      |                                         |        |   *  |      |  incorporated by reference                |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|                                                                                                                                 |
|                                CONTRACTING OFFICER WILL COMPLETE BLOCK 25 OR 29, AS APPLICABLE                                  |
|_________________________________________________________________________________________________________________________________|
|       ___                                                            |      ___                                                 |
| 25.  |_X_| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required | 29. |___| AWARD (Contractor is not required to sign this |
| to sign this document and return 1 copies to issuing office.)        | document.)                                               |
| Contractor agrees to furnish and deliver all items or perform all    | Your offer on Solicitation Number______________________  |
| the services set forth or otherwise identified herein for the        |  ________________________, including the additions or    |
| consideration stated herein. The rights and obligations of the       |  changes made by you which additions or changes are set  |
| parties to this contract shall be subject to and governed by the     |  forth in full above, is hereby accepted as to the items |
| following documents: (a) this award/contract, (b) the solicitation,  |  listed herein. This award consummates the contract      |
| if any, (c) such provisions, representations, certifications, and    |  which consists of the following documents (a) the       |
| specifications, as are attached or incorporated by reference herein. |  Government's solicitation and your offer, and (b) this  |
| (Attachments are listed herein.)                                     |  award/contract. No further contractual document is      |
|                                                                      |  necessary.                                              |
|______________________________________________________________________|__________________________________________________________|
|                                                                      |                                                          |
| 26. CONTRACTOR                                                       | 30. UNITED STATES OF AMERICA                             |
|                                                                      |                                                          |
| BY  /s/  William H. Jensen                                           | BY  /s/  Joseph A. Zimmerman                             |
|   _______________________________________________________________    |    ___________________________________________________   |
|______________________________________________________________________|__________________________________________________________|
|                                                 |                    |                                       |                  |
| 27. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    | 28. DATE SIGNED    | 31. NAME OF CONTRACTING OFFICER       | 32. DATE SIGNED  |
|                                                 |                    |     (TYPE OR PRINT)                   |                  |
| William H. Jensen                               |      960412        |        JOSEPH A. ZIMMERMAN            |     96APR15      |
| Manager of Contracts                            |                    |        Contracting Officer            |                  |
|                                                 |      YYMMDD        |                                       |      YYMMDD      |
|_________________________________________________|____________________|_______________________________________|__________________|


70B -- PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
A.
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0001        Info CLIN           sec class: U
            noun: 25-KHZ SOFTWARE DEVELOPMENT

            descriptive data:
            Design, develop, test and deliver a 25kHz Control function in accordance with SubCLINs below.


0001AA      SubCLIN             sec class: U             1 E$70,095.00
                                                        LO E$70,095.00

            noun:      25-KHZ SOFTWARE DEVELOPMENT
            acrn: AA          nsn: N
            site codes cqa: D acp: D fob: D
            pr/mipr data: FY7620-96-MCX313
            type contract: R

            descriptive data:
            a. Provide software architecture and technical/cost
            proposal to design, develop, test and deliver a
            25-kHz control function for the NCS in accordance
            with Statement of Work (SOW) paragraph 3.1.3.
            b. Estimated cost of this cost-plus-award-fee CLIN:
                     Estimated Cost                   $70,095
                     Base Fee                            -0-
                     Total Estimated Cost             $70,095


0001AB      SubCLIN             sec class: U             1     NSP
                                                        LO     NSP

            noun: DATA FOR 25KHZ PROPOSAL IAW EXHIBIT A
            acrn: AA         nsn: N
            site codes   cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX313
            type contract: R

            descriptive data:
            a. Data for SubCLIN 0001AA in accordance with the Contract Data Requirements List (CDRL), DD Form 1423,
            Exhibit A.
            b. This CLIN is Not Separately Priced (NSP). Price is included in SubCLIN 0001AA.

                                                                F19628-96-C-0015

70B -- PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0001AC      Option SubCLIN      sec class: U
            noun:     25-KHZ SOFTWARE DEVELOPMENT
            site codes cqa: S acp: S fob: S
            type contract: R

            descriptive data:
            a. Design, develop, test and deliver a 25kHz control
            function, if option exercised.
            b. Estimated cost of this cost-plus-award-fee CLIN:
                          Estimated Cost                   $    TBN
                          Base Fee                         $    TBN
                          Total Estimated Cost             $    TBN


0002        Option Info CLIN    sec class: U
            noun: DATA/COMPUTER SOFTWARE

            descriptive data:
            Data and Computer Software for SubCLIN 0001AC in
            SubCLINs 0002AA and 0002AB below, if option exercised.

0002AA      Option SubCLIN      sec class: U
            noun: DATA IAW EXHIBIT B
            site codes    cqa: D    acp: D   fob: D
            type contract: R

            descriptive data:
            a. Data for SubCLIN 0001AC in accordance with the Contract Data Requirements List (CDRL) , DD Form 1423,
            Exhibit B.
            b. This CLIN is Not Separately Priced (NSP). Price is included in the estimated cost of SubCLIN 0001AC, if option exercised.

0002AB      Option SubCLIN      sec class: U
            noun:  COMPUTER SOFTWARE IAW EXHIBIT C
            site codes   cqa: D   acp: D   fob: D
            type contract: R

            descriptive data:
            a. 25kHz Computer Software for SubCLIN 0001AC in accordance with the CDRL, Exhibit C.
            b. This CLIN is Not Separately Priced (NSP). Price is included in the estimated cost of SubCLIN 0001AC, if option exercised.

                                                                F19628-96-C-0015

70B -- PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0003        CLIN                sec class: U            1 E$3,261,121.00
                                                       LO E$3,261,121.00
            noun:      NCS EDM (KAENA PT.)
            acrn: 9             nsn: N
            site codes   cqa: D   acp: S   fob: D
            pr/mipr data: See SubCLINs below
            type contract: R

            descriptive data:
            a. Design, fabricate,  integrate, install, test and
            deliver a 15-channel, plus one (1) spare modem
            5kHz  Network Control  Station (NCS) Engineering
            Development Model (EDM). In addition, procure and
            assemble NCS test bed.
            b. Training: The Contractor shall  develop Type I
            operator and maintenance training  and conduct the
            initial class at the  Contractor's  facility in
            accordance with SOW paragraph 3.10.3.1.
            c. The Contractor shall conduct site surveys and
            install equipment racks, computer systems, antennas
            and all ancillary NCS equipment associated with the
            site activation, Kaena Pt., in accordance with the
            Statement of Work (SOW), utilizing the labor categories
            and rates set forth in Section J, Attachment 7.
            d. Estimated cost of this cost-plus-award-fee CLIN:
                          Estimated Cost        $3,261,121
                          Base Fee                  -0-
                          Total Estimated Cost  $3,261,121

000301      Info SubCLIN        sec class: U
            noun:     $991,379.00
            acrn: AA
            pr/mipr data: FY7620-96-MCX313

            descriptive data:
            Breakout for funding/payment purposes.
            See Section G for payment instructions.

000302      Info SubCLIN        sec class: U
            noun:     $2,269,742.00
            acrn: AB
            pr/mipr data: FY7620-96-MCX329

            descriptive data:
            Breakout for funding/payment purposes.
            See Section G for payment instructions.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0004        CLIN                sec class: U             1      NSP
                                                        LO      NSP

            noun:      DATA IAW EXHIBIT D
            acrn: 9         nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: NONE
            type contract: R

            descriptive data:
            a. Data for CLIN 0003 in accordance with the Contract
            Data Requirements List (CDRL), DD Form 1423, Exhibit D.
            b. This CLIN is Not Separately Priced (NSP). Price is included in the price of CLIN 0003.


0005        CLIN                sec class: U             1 E$209,930.00
                                                        LO E$209,930.00

            noun:     TECHNICAL MANUALS IAW EXHIBIT E
            acrn: AB         nsn: N
            site codes   cqa: D   acp: S   fob: D
            pr/mipr data: FY7620-96-MCX329
            type contract: R

            descriptive data:
            a. Technical Manuals in accordance with the CDRL,
            Exhibit E.
            b. Estimated cost of this cost-plus-award-fee CLIN:
                      Estimated Cost         $209,930
                      Base Fee                    -0-
                      Total Estimated Cost   $209,930

                                                              F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0006        Info CLIN            sec class: U
            noun: ADDITIONAL NCS

            descriptive data:
            Produce, fabricate, integrate, install, test and deliver NCS units that have 5kHz, as set forth in SubCLIN 0006AA and 25kHz as set forth in SubCLIN
            0006AB, if option exercised.

0006AA      SubCLIN              sec class: U            1   $4,582,214.00
                                                        LO   $4,582,214.00

            noun: ADDITIONAL NCS - TWO SITES
            acrn: AC     nsn: N
            site codes   cqa: D   acp: S   fob: D
            pr/mipr data: FY7620-96-MCX330 Amd 03
            type contract: J

            descriptive data:
            Produce, fabricate, integrate, install, test and deliver two (2) NCS that have 5kHz in accordance with the Statement of Objectives (SOO) and Statement of Work (SOW), at a firm-fixed price of $4,582,214.00.

0006AB      Option SubCLIN
            noun:      25kHz CONTROL FUNCTION
            site codes  cqa: S   acp: S   fob: D
            type contract: J

            descriptive data:
            Provide and install 25kHz control function for four (4) NCSs (including NCS unit developed under Contract F19628-95-C-0149) not later than 90 days after meeting the requirements of MS188-183, if option exercised.

                                                                F19628-96-C-0015

70B -  PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0007        CLIN                 sec class: U           1    NSP
                                                        LO   NSP

            noun:     DATA IAW EXHIBIT F
            acrn: AC         nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330 Amd 03
            type contract: J

            descriptive data:
            a. Data for SubCLINs 0006AA (and 0006AB, if option exercised) in accordance with the Contract Data
            Requirements List (CDRL), DD Form 1423, Exhibit F.
            b. This CLIN is Not Separately Priced (NSP). Price is included in the prices of CLINs 0006AA (and 0006AB, if option exercised).


0008        Info CLIN            sec class: U
            noun: T&M SITE ACTIVATION

            descriptive data:
            a. T&M Site Activation Re: Brandywine, Kadena and
            Aviano.
            b. The Contractor shall, on a time-and-materials basis, conduct site surveys and install equipment racks, computer systems, antennas and all ancillary
            NCS equipment associated with site activation as set forth in SubCLINs 0008AA-0008AC.


0008AA      SubCLIN              sec class: U           1    $373,101.00
                                                        LO   $373,101.00

            noun:      T&M SITE ACTIVATION - LABOR
            acrn: AC          nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330 Amd 03
            type contract: Y

            descriptive data:
            a. T&M Site Activation Re: Brandywine, Kadena and
            Aviano.
            b. The Contractor shall conduct site surveys and install equipment racks, computer systems, antennas and all ancillary NCS equipment associated with the site activation in accordance with the Statement of Work (SOW) , utilizing the labor categories and rates set forth in Section J, Attachment 7.
            c. The ceiling price for this time-and-materials
            SubCLIN is $373,101.00.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0008AB      SubCLIN              sec class: U           1  $175,168.00
                                                       LO  $175,168.00

            noun:      TRAVEL AND ODC
            acrn: AC            nsn: N
            site codes   cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330 Amd 03
            type contract: Y

            descriptive data:
            a. Travel and Other Direct Costs (ODC) in support of SubCLIN 0008AA. No profit or fee will be paid in support of this SubCLIN. In addition, rates will not exceed those established in the Joint Travel
            Regulation (in effect at the time of travel) for both per diem and travel expenses.
            b. The ceiling price for this time-and-materials
            SubCLIN is $175,168.00.


0008AC      SubCLIN              sec class: U           1   NSP
                                                       LO   NSP

            noun: DATA FOR SUBCLIN 0008AA IAW EXHIBIT G
            acrn: AC             nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330 Amd 03
            type contract: Y

            descriptive data:

            a. Data for SubCLIN 0008AA in accordance with the CDRL, DD Form 1423, Exhibit G.
            b. This CLIN is Not Separately Priced (NSP). Price is included in SubCLIN 0008AA.

0009        RESERVED

0010        RESERVED

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0011        Info CLIN            sec class: U
            noun: PRODUCTION UPGRADE

            descriptive data:
            Provide and fully populate NCSs (16 channels per NCS) with all necessary Prime Mission Equipment (PME) to bring all NCSs up to full operational capability as set forth in SubCLINs 0011AA and 0011AB.

0011AA      SubCLIN              sec class: U            1  $991,165.00
                                                        LO  $991,165.00

            noun:  PRODUCTION UPGRADE
            acrn: AC          nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330
            type contract: J

            descriptive data:
            Provide and fully populate four (4) NCSs (16 channels per NCS) with all necessary Prime Mission Equipment
            (PME) to bring all NCSs up to full operational capability in accordance with the Statement of Work
            (SOW) and the Systems Requirements Document (SRD), at a firm-fixed price of $991,165.00.


0011AB      SubCLIN              sec class: U            1   NSP
                                                        LO   NSP

            noun: DATA FOR SubCLIN 0011AA IAW EXHIBIT H
            noun:   PRODUCTION UPGRADE
            acrn: AC          nsn: N
            site codes   cqa: D   acp: D   fob: D
            pr/mipr data: FY7620-96-MCX330
            type contract: J

            descriptive data:
            a. Data for SubCLIN 0011AA in accordance with the CDRL, DD Form 1423, Exhibit H.
            b. This CLIN is Not Separately Priced (NSP). Price is included in SubCLIN 0011AA.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0012        Option Info   CLIN         sec class: U
            noun: CONTRACTOR LOGISTICS SUPPORT (CLS)

            descriptive data:
            The Contractor shall provide logistics support to include (but not limited to) contractor depot maintenance, on-call technical support, test and evaluation maintenance support, and modem and control/indicator refurbishment/retrofit as set forth in SubCLINs 0012AA-0012AC, if option exercised.

0012AA      Option SubCLIN             sec class: U
            noun: LOGISTICS SUPPORT
            site codes     cqa: D acp: D fob: D
            type contract: J

            descriptive data:
            a. The Contractor shall provide logistics support
            for 24 months after acceptance of hardware at each
            site, in accordance with Statement of Work paragraph
            TBD , utilizing the labor categories and rates set
            forth in Section J, Attachment 7.
            b. Logistics support shall be both contractor depot
            and on-call basis.
            c. The firm-fixed price for this SubCLIN is
            $      TBN       , if option exercised.

0012AB      RESERVED

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0012AC      Option SubCLIN             sec class: U
            noun: DATA FOR CLIN 0012 IAW EXHIBIT J
            site codes  cqa: D   acp: D   fob: D
            type contract: J

            descriptive data:
            a. Data for SubCLIN 0012AA, in accordance with the CDRL, Exhibit J.
            b. This SubCLIN is Not Separately Priced (NSP).
            Price is included in SubCLIN 0012AA, if option exercised.

0013        RESERVED

0014        CLIN                       sec class: U           1    $729,688.00
                                                             LO    $729,688.00

            noun: INITIAL SPARES
            acrn: AD       nsn: N
            site codes     cqa: S   acp: S   fob: S
            pr/mipr data: FY7620-96-MCX379
            type contract: J

            descriptive data:
            Provide initial spares in support of NCS and all delivered PME in accordance with Section J, Attachment 9,
            Recommended Initial Spares List, at a firm-fixed price of $729,688.00.

0015        Option CLIN                sec class: U
            noun: TRAINING ON-SITE
            site codes     cqa: D   acp: D   fob: D
            type contract: J

            descriptive data:
            a. The Contractor shall conduct on-site training
            in accordance with SOW paragraph       TBD.
            b. Training program and training materials delivered
            via CLINs 0003 and 0004.
            c. The firm-fixed price for this SubCLIN is  $   TBN,
            if option exercised.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0016       Info CLIN
           noun: SPARES/PROVISIONING

           descriptive data:
           Provide spares in support of NCS and all delivered
           PME (Re: CLIN 0003 and Option CLIN 0006) as set forth in SubCLINs 001601-001603.

001601     Info SubCLIN            sec class: U
           noun: SPARES - INVESTMENT TYPE
           site codes    cqa: D   acp: D   fob: D
           type contract: J
           opr: A

           descriptive data:
           Provide spares/repair for all repairable spares not supportable by the Government in accordance with SOW paragraph TBD. Individual orders, quantities, ACRNs, shipping and delivery schedule to be negotiated by the Administrative Contracting Officer
           (ACO) and specified on each individual Provisioning
           Item Order (PIO).

001602     Info SubCLIN                         sec class: U
           noun: SPARES - EXPENSE TYPE
           site codes    cqa: D acp: D fob: D
           type contract: J
           opr: A

           descriptive data:
           Provide spares/repair for all repairable spares not supportable by the Government in accordance with SOW paragraph TBD. Individual orders, quantities, ACRNs, shipping and delivery schedule to be negotiated by the Administrative Contracting Officer
           (ACO) and specified on each individual Provisioning
           Item Order (PIO).

001603     Info SubCLIN                         sec class: U
           noun: DATA FOR SPARES IAW EXHIBIT K
           site codes    cqa: D   acp: D   fob: D
           type contract: J
           opr: A

           descriptive data:
           a. Provide data in accordance with the CDRL, Exhibit K.
           b. To be negotiated by the ACO and specified in each inidividual Provisioning Item Order.
           c. Not Separately Priced (NSP). Price is included in SubCLINs 001601 and 001602.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0017        Option Info   CLIN       sec class: U
            noun: DAMA CERTIFICATION

            descriptive data:
            a. The Contractor shall perform certification testing which meet the requirements of MIL-STDs 188-182 and 188-183 in accordance with SOW paragraph TBD .
            b. Performance and delivery as set forth in SubCLINs
            0017AA-0017AC, if options exercised.

0017AA      Option SubCLIN           sec class: U
            noun: MIL-STD-188-183 TESTING/CERTIFICATION
            site codes     cqa: D   acp: D   fob: D
            type contract: R

            descriptive data:
            a. Contractor shall perform MIL-STD-188-183
            Certification Testing, perform software fixes, and prepare certification test report in accordance with SOW para TBD.
            b. Estimated cost of this cost-plus-award-fee CLIN, if option exercised:

                        Estimated Cost          $     TBN
                        Base Fee                $     TBN
                        Total Estimated Cost    $     TBN

0017AB      Option SubCLIN              sec  class: U
            noun: MIL-STD-188-182 RETESTING/RECERTIFICATION
            site codes     cqa: D   acp: D   fob: D
            type contract: R

            descriptive data:
            a. Contractor shall perform MIL-STD-188-183
            Certification Retesting and prepare certification test report in accordance with SOW para TBD.
            b. Estimated cost of this cost-plus-award-fee CLIN, if option exercised:

                        Estimated Cost          $     TBN
                        Base Fee                $     TBN
                        Total Estimated Cost    $     TBN

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0017AC      Option SubCLIN         sec class: U
            noun  DATA FOR SUBCLINS 0017AA & 0017AB IAW EXHIBIT L
            site codes  cqa: D   acp: D   fob: D
            type contract: R

            descriptive data:
            a. Data in accordance with the CDRL, Exhibit L.
            b. Not Separately Priced (NSP).  Price included in
            SubCLINs 0017AA and 0017AB, if options exercised.

0018        CLIN                   sec class: U          1   $500,000.00
                                                        LO   $500,000.00

            noun: SPECIAL ANALYSIS TASK LABOR
            acrn: 9       nsn: N
            site codes   cqa: D   acp: D   fob: D
            pr/mipr data: See Info SubCLIN below
            type contract: Y

            descriptive data:
            a. The Contractor shall provide Special Analysis
            Tasks in accordance with SOW paragraph 3.6; Other
            Special Contract Requirement H.D.1; and utilizing the labor rates set forth in Section J, Attachment 7.
            b. The ceiling price for this time-and-materials
            CLIN is $500,000.00.

001801      Info SubCLIN           sec class: U
            noun: $250,000.00
            acrn: AB
            pr/mipr data: FY7620-96-MCX329

            descriptive data:
            Breakout for funding/payment purposes.
            See Section G for payment instructions.

                                                                F19628-96-C-0015

70B - PART I, SECTION B OF THE SCHEDULE

                                               Quantity              Unit Price
Item No     Supplies/Services                 Purch Unit         Total Item Amount
--------    -----------------                 ------------------------------------

0019        CLIN                  sec class: U           1   $100,000.00
                                                        LO   $100,000.00

            noun: TRAVEL & ODC FOR CLIN 0018
            acrn: 9       nsn: N
            site codes  cqa: D   acp: D   fob: D
            pr/mipr data: See SubCLINs below
            type contract: Y

            descriptive data:
            a. The Contractor shall provide travel and Other
            Direct Costs (ODC)in support of CLIN 0018. No profit or fee will be associated with this CLIN.
            In addition, rates will not exceed those established in the Joint Travel Regulation (in effect at the time of travel) for both per diem and travel expenses.
            b. The ceiling price for this time-and-materials
            CLIN is $100,000.00.

001901      Info SubCLIN          sec class: U
            noun: $50,000.00
            acrn: AB
            pr/mipr data: FY7620-96-MCX329

            descriptive data:
            Breakout for funding/payment purposes.
            See Section G for payment instructions.

0020        CLIN                  sec class: U           1   NSP
                                                        LO   NSP
             noun: DATA FOR CLIN 0018 IAW EXHIBIT M
             acrn: AB      nsn: N
             site codes    cqa: D   acp: D   fob: D
             pr/mipr data: FY7620-96-MCX329
             type contract: Y

             descriptive data:
             a. Data for CLIN 0018 in accordance with CDRLs as identified in individual Task Requirement Notices.
             Data Requirements List (CDRL), DD Form 1423, Exhibit M.
             b. This CLIN is Not Separately Priced (NSP). Price is included in the estimated cost of CLIN 0018.

Note: opr: An "A" designates the ACO as the Government Representative responsible for the definitization of the action; a "P" designates the PCO as the Government Representative responsible for definitization of the action (price/schedule).

                                                                F19628-96-C-0015

B. Exercise of Options

1. The Government reserves the right to exercise Option CLIN/SubCLINs 0001AC, 0002AA and 0002AB not later than 120 days after acceptance of data delivered under SubCLIN 0001AB.

2. The Government reserves the right to exercise the option for SubCLIN 0006AB not later than 30 days after completion of SubCLIN 0017AA.

3. The Government reserves the right to exercise Option CLIN/SubCLINs 0012AA, 0012AC and 0015 not later than 120 days after receipt of proposal.

4. The Government reserves the right to exercise the option for SubCLINs 0017AA, 0017AB and 0017AC not later than 30 days ater completion of CLIN 0001.


C. AFMC FAR Sup Clauses in Full Text

5352.232-9000 IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 1995)

         (a) The sum allotted to this contract and available for payment of costs under CLINs/SubCLIN 0001AA, 0003 and 0005 through __________in accordance with the clause in Section I entitled "Limitation of Funds" is $3,541,146.00.

         (b) In addition to the amount allotted under the Limitation of Funds clause, the additional amount of $ -0- is obligated for payment of fee for work completed under CLINs/SubCLIN 0001AA, 0003 and 0005.

D. Additional Notices

1.       REFERENCE TO SPECIFIC PARAGRAPHS OF THE STATEMENT OF WORK (AUG 1993)
        (ESC/B-4)

         Reference to specific paragraphs of the Statement of Work (SOW) indicates only where the CLIN/SubCLIN requirement is principally described and does not absolve the Contractor from the requirement to comply with the contractual provisions applicable to those CLINs/SubCLINs.


                                                              F19628-96-C-0015

N66032-93-C-0025                                                          PAGE 1

--------------------------------------------------------------------------------

      SECTION B - SUPPLIES OR SERVICES AND PRICES

 Bl   SCOPE OF CONTRACT
 B2   CONTRACT LINE ITEM DESCRIPTION LIST
--------------------------------------------------------------------------------
N66032-93-C-0025
                                                                  SEPTEMBER 1993

N66032-93-C-0025                                                          PAGE 2
--------------------------------------------------------------------------------

    SECTION B  - SUPPLIES OR SERVICES AND PRICES

B1. SCOPE OF CONTRACT

B1.1. This contract is for research and development services to manage, design, engineer, fabricate, test and document the Engineering and Manufacturing Development (E&MD) phase of the Embeddable INFOSEC Product (EIP). The EIP provides subscriber and link level Communications Security (COMSEC) for shipboard and shore based systems implementing the Navy's Communication Support System (CSS) architecture.

B2.  CONTRACT LINE ITEM DESCRIPTION LIST

B2.1. The Contractor is required to furnish all specified equipment, supplies, and services in conformance with the terms and conditions of this contract. Specifications for all items and services are stated in Section C.

B2.2. SUPPLIES OR SERVICES AND PRICE/COST

CLINs:

ITEM      DESCRIPTION             QTY  UNIT      PRICE      AMOUNT
----------------------------------------------------------------------
0001  10 Certified combined        1    LOT   $2,367,000    $2,367,000
      Engineering Development
      Model (EDM)

0002  FY 96 Option Item-           1    LOT   $ 340,000     $  340,000
      Production Support as
      described in SOW para.
      3.9, 3.12, 3.11,
      3.7.5.1 &.2 & 3,
      3.5.2., 3.3.6,
      CSSR CLIN 0002 &
      Program Mgmt.

0003  FY 96 Option Item -          100  EA    $   13,530    $1,353,000
      Certified Combined-
      Level EDM

0004  FY 97 Option Item -          100  EA    $   12,590    $1,259,000
      Certified Combined
      Level EDM

--------------------------------------------------------------------------------
N66032-93-C-0025                                                  SEPTEMBER 1993

N66032-93-C-0025                                                          PAGE 3
--------------------------------------------------------------------------------

ITEM      DESCRIPTION                 QTY   UNIT        PRICE         AMOUNT
------------------------------------------------------------------------------
0005   FY 96 Option Item -                   LOT       NSP            NSP
       CDRLs Exhibits A, B
       K and P for CLIN 0003

0006   FY 96 Option Item -              1    LOT       $369,633       $369,633
       Depot Maintenance/Supply,
       Software and Material Support

0007   FY 96 Option Item -              1    LOT       $ 18,722       $ 18,722
       Operator Training Course

0008   FY 97 Option Item -              1    LOT       $304,153       $304,153
       Depot Maintenance/Supply,
       Software and Material Support

0009   FY 95 Option Item - CDRL         1    LOT       $ 60,177       $ 60,177
       Exhibit M for CLIN 0001
       (Technical Manual)

0010   CLIN 0001 CDRLs Exhibits         1    LOT       NSP            NSP
       A-H, J-K, and N except as
       listed in CLIN 0011

0011   FY 96 Option Item-               1    LOT       NSP            NSP
       CDRLS for CLIN 0002,
       Exhibits COO6, COO7, COO8,
       COO9, E003, GOOD, GOOE,
       GOOF, J001, J002, L (all),
       and P (all)

0012   FY 95 Option Item-               1    LOT       $313,000       $313,000
       MIL-STD-883B, Screened
       Parts for CLIN 0003

0013   FY 96 Option Item-               1    LOT       $313,000       $313,000
       MIL-STD-883B, Screened
       Parts for CLIN 0004

B3. THE SCHEDULE

B3.1 The estimated cost of performance for the base period is $2,367,000 of which $2,176, 552 is cost and $190,448 is fee. The total estimated cost of this contract is $6,158,791 and the total estimated fee is $538, 894. 00 should all options be exercised (see Paragraph H11) .
--------------------------------------------------------------------------------
N66032-93-C-0025                                                  SEPTEMBER 1993